UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On July 1, 2014 Energy Recovery, Inc. (the Company”) filed a Current Report on Form 8-K (the “Report) in connection with the appointment of the Company's new Chief Financial Officer. Exhibit 99.2 to the Report erroneously stated the vesting commencement of the granted options as the date of employment rather than the date of promotion. The Company is filing this amendment to the Report for the purpose of correcting the vesting commencement date set forth in Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
99.2	Offer Letter to Mr. Joel Gay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	July 7, 2014	/s/ Juan B. Otero
Juan B. Otero
Corporate Counsel and Secretary

INDEX TO EXHBITS

Exhibit Number	Description
99.2	Offer Letter to Mr. Joel Gay